UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2008

THE BOEING COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 1-442

Delaware	91-0425694

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596

(Address of principal executive offices)	(Zip Code)

(312) 544-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

(a) On July 23, 2008, The Boeing Company issued a press release reporting its financial results for the second quarter of 2008.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

99.1    Press Release issued by The Boeing Company dated July 23, 2008, reporting Boeing’s financial results for the second quarter of 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

(Registrant)

/S/ HARRY S. MCGEE III
Harry S. McGee III

Vice President of Finance & Corporate Controller

Date: July 23, 2008

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by The Boeing Company dated July 23, 2008, reporting Boeing’s financial results for the second quarter of 2008.